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                 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                   FORM 8-K
                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 17, 2001




                           SOUTHERN UNION COMPANY
           (Exact name of registrant as specified in its charter)



     Delaware                      1-6407                         75-0571592
(State or other            (Commission File Number)           (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



          504 Lavaca Street, Eighth Floor                      78701
                   Austin, Texas                            (Zip Code)
     (Address of principal executive offices)



     Registrant's telephone number, including area code:  (512)  477-5852

















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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On July 17, 2001, Southern Union Company issued a press release concerning a "Cash-Flow Improvement Plan." The objective of the plan is to increase annualized pre-tax cash flow from operations by at least $50 million by the end of fiscal year 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

         99.a     Press Release issued by Southern Union Company dated July 17,
                  2001.


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                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Regis-trant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                            SOUTHERN UNION COMPANY
                                 (Registrant)



Date  July 18, 2001           By  DAVID J. KVAPIL
                                  David J. Kvapil
                                  Senior Vice President and Corporate Controller
                                  (Principal Accounting Officer)


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                             EXHIBIT INDEX




Exhibit Number                                Description

      99.a            Press Release dated July 17, 2001.

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                                                                    EXHIBIT 99.a



SOUTHERN UNION COMPANY PROJECTS CASH FLOW INCREASES

AUSTIN, TEXAS -- July 17, 2001 -- Southern Union Company (NYSE: SUG) today released details of a "Cash-Flow Improvement Plan." The objective of the plan is to increase annualized pre-tax cash flow from operations by at least $50 million by the end of fiscal year 2002.

The three-part initiative is composed of strategies designed to achieve results enabling its operating divisions to meet their allowed rates of return, restruc-ture its corporate operations, and accelerate the sale of non-core assets and use the proceeds exclusively for debt reduction.

"Southern Union is on track in executing its strategy of operating its core business of providing safe, reliable natural gas to customers," said
Thomas F. Karam, Southern Union president and chief operating officer. "Each of these initiatives is designed to enhance shareholder value while we continue to provide superior service to our customers."

Southern Union is an international energy distribution company serving nearly
1.6 million customers in Texas, Missouri, Pennsylvania, Rhode Island, Massachusetts, Florida, and Mexico.

This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union Com-pany cautions that actual results and developments may differ materially from such projections or expectations.

Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: weather conditions in the Company's service territories; cost of gas; regulatory and court decisions; the receipt of timely and adequate rate relief; the achievement of operating efficiencies and the purchase and implementation of new technologies for attaining such efficiencies; impact of relations with labor unions of bargaining-unit employees; and the effect of strategic initiatives (including any recent, pending or potential acquisition or merger, and any related financing arrangements) on earnings and cash flow. Most of these factors are difficult to accurately predict and are generally beyond the control of the Company.

Contact:  Southern Union Company, Austin
          George Yankowski, 512-370-8305

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